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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934

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                                 March 1, 1995

                                (Date of Report)


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                                 February 23, 1995

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                         (Date of Earliest Event Reported)





                                         PFIZER INC.
                  (Exact name of registrant as specified in its Charter)

        DELAWARE                         1-3619               13-531570
(State or other jurisdiction          (Commission               (I.R.S.
   of incorporation)                  File Number)        Identification No.)

                 235 EAST 42ND STREET, NEW YORK, NEW YORK              10017
                  (Address of principal executive offices)          (Zip Code)

                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING
                          AREA CODE (212) 573-2323



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                                        -2-

ITEM 5.         OTHER EVENTS

On February 23, 1995, Pfizer Inc. ("Pfizer") announced that barring unusual circumstances its Board of Directors would vote on a two-for-one split of Pfizer common stock on April 27, 1995. The Board intends to act on the proposal in a session that follows Pfizer's Annual Meeting on April 27, 1995. At the Annual Meeting, shareholders will vote on a proposal to increase the authorized shares of Pfizer common stock and to reduce the par value of the Pfizer common stock.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               PFIZER INC.
                               (Registrant)

                               By:  /s/Terence J. Gallagher
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                                          Terence J. Gallagher
                                       Vice President - Corporate Governance






Date:  March 1, 1995